UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2019

Central Index Key Number of the issuing entity: 0001766367

Benchmark 2019-B10 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-226943-02	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01. Other Events.

On April 11, 2019, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2019-B10 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2019-B10 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”), (iii) the Class 3CC-A and Class 3CC-B Certificates (collectively, the “Offered Loan-Specific Certificates”) and (iv) the VRR Interest and the 3CC-VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 11, 2019, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-six (46) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 98 commercial and/or multifamily properties, and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans and a portion of the Trust Subordinate Companion Loan were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 21, 2019, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 21, 2019, between the Registrant and CREFI; and certain of the Mortgage Loans and a portion of the Trust Subordinate Companion Loan were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 21, 2019, between the Registrant and JPMCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
3 Columbus Circle	N/A	Exhibit 99.8
3 Park Avenue	Exhibit 99.4	Exhibit 99.9
Saint Louis Galleria	N/A	Exhibit 99.10
ARC Apartments	N/A	Exhibit 99.11
101 California	Exhibit 99.5	Exhibit 99.12
Soho Beach House	N/A	Exhibit 99.13
Pace Gallery HQ	Exhibit 99.6	Exhibit 99.14
Tulsa Office Portfolio	N/A	Exhibit 99.15
Atrium Two	N/A	Exhibit 99.16
Liberty Station Retail	Exhibit 99.7	Exhibit 99.17
Vie Portfolio	N/A	Exhibit 99.18
AC Marriott Hotel Downtown Tucson	Exhibit 99.4	Exhibit 99.19

2

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 21, 2019, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of March 21, 2019, between the Registrant, the Initial Purchasers and GACC, (iii) the sale of the Offered Loan-Specific Certificates by the Registrant to Deutsche Bank Securities Inc. and J.P. Morgan Securities, LLC, as loan-specific initial purchasers (collectively, in such capacities, the “Loan-Specific Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of March 21, 2019, between the Registrant, the Loan-Specific Initial Purchasers and GACC and (iv) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch (“DBNY”), CREFI and JPMCB (collectively, in such capacities, the “VRR Interest Purchaser”) and the sale of the 3CC-VRR Interest by the Registrant to DBNY (in such capacity, the “3CC-VRR Interest Purchaser”), each such sale pursuant to the VRR Interest Purchase Agreement, dated as of March 21, 2019, between the Registrant, GACC, CREFI, JPMCB and DBNY. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates, the Offered Loan-Specific Certificates, the VRR Interest and the 3CC-VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 22, 2019 and filed with the Securities and Exchange Commission on April 11, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $963,603,000, on April 11, 2019. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,665,360, were approximately $1,259,795,673. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers, $0 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers and approximately $5,615,360 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate initial certificate balance of $129,847,344, (ii) the Loan-Specific Initial Purchasers on such date the Offered Loan-Specific Certificates, having an aggregate initial certificate balance of $99,750,000, (iii) the VRR Interest Purchaser on such date the VRR Interest, having an initial certificate balance of $57,550,018.15 and (iv) the 3CC-VRR Interest Purchaser on such date the 3CC-VRR Interest, having an initial certificate balance of $5,250,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

3

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 21, 2019, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated April 11, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated April 11, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 22, 2019.
99.1	Mortgage Loan Purchase Agreement, dated March 21, 2019, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated March 21, 2019, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated March 21, 2019, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
99.4	Pooling and Servicing Agreement, dated as of February 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, N.A., as trustee.
99.5	Trust and Servicing Agreement, dated as of March 6, 2019, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian, and Pentalpha Surveillance LLC, as operating advisor.
99.6	Pooling and Servicing Agreement, dated as of February 1, 2019 among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.7	Pooling and Servicing Agreement, dated and effective as of February 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

4

99.8	Agreement Between Noteholders, dated as of March 13, 2019 by and between JPMorgan Chase Bank, National Association, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder, initial note A-1-6 holder, initial note A-1-7 holder and initial note A-1-8 holder, Deutsche Bank AG, acting through its New York Branch, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder, note A-2-4 holder and note A-2-5 holder, JPMorgan Chase Bank, National Association, as initial note B-1 holder, and Deutsche Bank AG, acting through its New York Branch, as note B-2 holder, relating to the 3 Columbus Circle Whole Loan.
99.9	Agreement Between Noteholders, dated as of February 8, 2019, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder and Citi Real Estate Funding Inc., as initial note A-4 holder, relating to the 3 Park Avenue Whole Loan.
99.10	Co-Lender Agreement, dated as of December 27, 2018, among Deutsche Bank AG, New York Branch, as the holder of note A-1-A1, note A-1-A2, note A-1-A3, note A-1-A4 and note A-1-A5, Société Générale Financial Corporation, as the holder of note A-2-A2, note A-2-A4 and note A-2-A5 and Société Générale, as the holder of note A-2-A1 and note A-2-A3, relating to the Saint Louis Galleria Whole Loan.
99.11	Agreement Between Noteholders, dated as of February 13, 2019, by and between Citi Real Estate Funding Inc., as initial note A1-A holder, Deutsche Bank AG, New York Branch, as initial note A1-B holder, SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No.14(H), as initial note A2 holder and SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No.15(H), as initial note B holder, relating to the ARC Apartments Whole Loan.
99.12	Co-Lender Agreement, dated as of March 6, 2019, by and among Goldman Sachs Mortgage Company, as initial note A-1 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note B-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note B-2 holder, relating to the 101 California Whole Loan.
99.13	Co-Lender Agreement, dated as of April 11, 2019, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the Soho Beach House Whole Loan.
99.14	Co-Lender Agreement, dated as of February 27, 2019, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the Pace Gallery HQ Whole Loan.
99.15	Co-Lender Agreement, dated as of April 11, 2019, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the Tulsa Office Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of April 11, 2019, between German American Capital Corporation, as note A-1 holder and German American Capital Corporation, as note A-2 holder, relating to the Atrium Two Whole Loan.
99.17	Co-Lender Agreement, dated as of February 11, 2019, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder and JPMorgan Chase Bank, National Association, as initial note A-3 holder, relating to the Liberty Station Retail Whole Loan.

5

99.18	Co-Lender Agreement, dated as of April 11, 2019, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Vie Portfolio Whole Loan.
99.19	Co-Lender Agreement, dated as of February 14, 2019, between Deutsche Bank AG, New York Branch, as note A-1 holder and Deutsche Bank AG, New York Branch, as note A-2 holder, relating to the AC Marriott Downtown Tucson Whole Loan.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: April 11, 2019

7